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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2004

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                0-14706                     56-0846267
(State or other jurisdiction       (Commission                  IRS Employer
      of incorporation)            File Number)              Identification No.)

                       P.O. Box 6676, Asheville, NC 28816
                              (Address of Principal
                                Executive Offices)


                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01      Notice of  Delisting  or Failure to Satisfy a  Continued  Listing
               Rule or Standard; Transfer of Listing.

On December 28, 2004, Ingles Markets, Incorporated (the "Company") received a notice from the staff of The Nasdaq Stock Market indicating that the Company is not in compliance with Nasdaq's requirement for the continued listing of the Company's securities on The Nasdaq Stock Market due to the failure to timely file its Form 10-K for the period ended September 25, 2004, as required under Marketplace Rule 4310(c)(14). Receipt of the notice does not result in immediate delisting of the Company's securities, although Nasdaq stated that unless the Company requests a hearing on Nasdaq's delisting notice, the Company's securities will be delisted from The Nasdaq Stock Market at the opening of business on January 6, 2005. As of the opening of business on December 30, 2004, an "E" will be appended to the end of the Company's trading symbol for its securities. Therefore, commencing December 30, 2004, the trading symbol for the Company's Class A Common Stock will be changed from "IMKTA" to "IMKTE".

The Company expects to make a timely request for a hearing with the Nasdaq Listing Qualifications Panel on this matter which will stay the delisting pending the hearing and a determination by the Nasdaq Listing Qualifications Panel. There can be no assurance that the Panel will grant the Company's request for continued listing.

Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits.

        99.1 Copy of press release issued by Ingles Markets, Incorporated on December 29, 2004.



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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INGLES MARKETS, INCORPORATED



Date: December 29, 2004                   By: /s/ Brenda S. Tudor
                                              ----------------------------------
                                              Brenda S. Tudor
                                              Vice President-Finance and Chief
                                              Financial Officer